SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                        (Date of earliest
                        event reported):        May 9, 2000


                            Oshkosh Truck Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-13886                        39-0520270
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         -------------------------------
                         (Registrant's telephone number)

Item 4.   Change in Registrant's Certifying Accountant.

          On May 9, 2000, Oshkosh Truck Corporation (the "Company") dismissed Ernst & Young LLP as its independent auditors. The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended September 30, 1999 and 1998 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 1999 and 1998 and during the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended September 30, 1999 and 1998 and during the subsequent interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

          The Company provided Ernst & Young LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Ernst & Young LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Ernst & Young LLP's letter, dated May 9, 2000, is attached as Exhibit 99.1 hereto and incorporated by reference.

          Simultaneously with the dismissal of its former auditors, the Company engaged Arthur Andersen LLP to act as its independent auditors as successor to Ernst & Young LLP. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

          The Audit Committee of the Company's Board of Directors approved the dismissal of Ernst & Young LLP and appointed Arthur Andersen LLP as the Company's independent auditors and those actions were ratified by the Company's Board of Directors.

Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99.1) Letter from Ernst & Young LLP, dated May 9, 2000,
                      to the Securities and Exchange Commission.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OSHKOSH TRUCK CORPORATION



Date:  May 15, 2000                          By:  /s/ Charles L. Szews
                                                --------------------------------
                                                  Charles L. Szews
                                                  Executive Vice President and
                                                    Chief Financial Officer

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                                Dated May 9, 2000


Exhibit
Number       Description
-------      -----------

(99.1) Letter from Ernst & Young LLP, dated May 9, 2000, to the Securities and Exchange Commission.